UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2011

CHIPOTLE MEXICAN GRILL, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-32731 (Commission File Number)	84-1219301 (I.R.S. Employer Identification No.)

1401 Wynkoop Street, Suite 500

Denver, CO 80202

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 595-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 25, 2011, at the annual meeting of shareholders of Chipotle Mexican Grill, Inc., Chipotle’s shareholders approved the Chipotle Mexican Grill, Inc. 2011 Stock Incentive Plan and the Chipotle Mexican Grill, Inc. Employee Stock Purchase Plan. Each of these plans had previously been approved by Chipotle’s Board of Directors. The 2011 Stock Incentive Plan is effective immediately, and Chipotle expects to implement the Employee Stock Purchase Plan as soon as practicable.

For a description of the 2011 Stock Incentive Plan, please see Proposal B in Chipotle’s definitive proxy statement for its 2011 annual meeting, filed with the Securities and Exchange Commission on April 6, 2011. The 2011 Stock Incentive Plan was attached as Appendix A to the definitive proxy statement and is filed as Exhibit 10.1 to this report, and is incorporated herein by reference.

For a description of the Employee Stock Purchase Plan, please see Proposal C in Chipotle’s definitive proxy statement for its 2011 annual meeting, filed with the Securities and Exchange Commission on April 6, 2011. The Employee Stock Purchase Plan was attached as Appendix B to the definitive proxy statement and is filed as Exhibit 10.2 to this report, and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The annual meeting of shareholders of Chipotle Mexican Grill, Inc. was held on May 25, 2011. At the annual meeting, shareholders voted in favor of the re-election of two incumbent directors, John Charlesworth and Monty Moran, to our Board of Directors, and in favor of approval of our proposed 2011 stock incentive plan, employee stock purchase plan, and the compensation of our officers as disclosed in our proxy statement. Shareholders also voted to recommended that we conduct say on pay votes every year, and voted in favor of the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2011. The final voting results were as follows:

(1)	Election of directors:

Nominee	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
John Charlesworth	25,228,794	494,432	—	3,349,490
Monty Moran	25,217,466	505,760	—	3,349,490

(2)	Approval of the Chipotle Mexican Grill, Inc. 2011 Stock Incentive Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,619,082	4,091,607	12,537	3,349,490

(3)	Approval of the Chipotle Mexican Grill, Inc. Employee Stock Purchase Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
25,211,303	502,717	9,206	3,349,490

(4) Advisory vote to approve the compensation of Chipotle Mexican Grill, Inc. executive officers, as disclosed in the proxy statement:

Votes For	Votes Against	Abstentions	Broker Non-Votes
24,179,940	1,529,407	13,879	3,349,490

(5) Advisory vote on the frequency with which future votes on executive compensation are recommended to be conducted in the future:

Every Three Years	Every Two Years	Every Year	Abstentions	Broker Non-Votes
8,746,542	505,365	16,434,220	37,099	3,349,490

(6)	Ratification of the appointment of Ernst & Young LLP as independent auditors:

Votes For	Votes Against	Abstentions	Broker Non-Votes
28,907,805	146,349	18,562	—

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 10.1	Chipotle Mexican Grill, Inc. 2011 Stock Incentive Plan

Exhibit 10.2	Chipotle Mexican Grill, Inc. Employee Stock Purchase Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chipotle Mexican Grill, Inc.

May 25, 2011	By:	/s/ Jack Hartung
Name: Jack Hartung
Title: Chief Financial Officer

Exhibit Index

Exhibit 10.1	Chipotle Mexican Grill, Inc. 2011 Stock Incentive Plan

Exhibit 10.2	Chipotle Mexican Grill, Inc. Employee Stock Purchase Plan